OUTSOURCE INTERNATIONAL, INC.

                             THIRD TEMPORARY WAIVER
                                       TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         This Third Temporary Waiver (the "Waiver"), dated as of August 5, 1999, among (a) OUTSOURCE INTERNATIONAL, INC. (the "Borrower"), (b) OUTSOURCE FUNDING CORPORATION; (c) CAPITAL STAFFING FUND, INC.; (d) OUTSOURCE FRANCHISING, INC.;
(e) SYNADYNE I, INC.; (f) SYNADYNE II, INC.; (g) SYNADYNE III, INC.; (h) SYNADYNE IV, INC.; (i) SYNADYNE V, INC.; (j) EMPLOYEES INSURANCE SERVICES, INC.;
(k) OUTSOURCE INTERNATIONAL OF AMERICA, INC.; (l) MASS STAFF, INC.; (m) STAFF ALL, INC.; (n) OUTSOURCE OF NEVADA, INC.; (o) EMPLOYMENT CONSULTANTS, INC.; (p) X-TRA HELP, INC.; (q) CO-STAFF, INC.; (r) each of the banks party to the Credit Agreement hereinafter referred to (collectively, the "Banks") and (s) BANKBOSTON, N.A., as agent for the Banks (the "Agent"), pursuant to that certain Third Amended and Restated Credit Agreement (as amended, the "Credit Agreement"), dated as of July 27, 1998, among the Borrower, the Banks and the Agent. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, the Borrower and each Subsidiary of the Borrowers whose name appears on the signature page hereof (a "Guarantor") are parties to (i) that certain Temporary Waiver and Second Amendment to Third Amended and Restated Credit Agreement dated June 30, 1999 (the "First Temporary Waiver"); and (ii) that certain Second Temporary Waiver to Third Amended and Restated Credit Agreement dated July 21, 1999 (the "Second Temporary Waiver"); and

         WHEREAS, the Borrower and each Guarantor have requested that the Banks and the Agent agree to extend the waiver period contained in the Second Temporary Waiver; and

         WHEREAS, the Banks and the Agent have agreed further to extend the waiver period contained in the Second Temporary Waiver upon the terms and subject to the conditions hereof;

         NOW, THEREFORE, the Borrower, the Guarantors, the Banks and the Agent hereby agree as follows:

         1. Limited Waivers. Subject to the satisfaction of the conditions precedent set forth herein and in consideration of and reliance upon the agreements of the Borrower and the Guarantors contained herein, each of the Banks agrees to waive, solely for the period (the "Waiver Period") until 5:00 p.m. Boston time on August 31, 1999, the following provisions of the Credit

Agreement to the extent that a Default or Event of Default would otherwise occur (the "Specified Defaults"):

(a) compliance by the Borrower, as of June 30, 1999 and July 31, 1999, with each of the financial condition covenants contained in Section 7.1 of the Credit Agreement; and

(b) the provisions contained in Section 8(f) of the Credit Agreement, provided that no enforcement action is taken by any holder of any Indebtedness referred to in Section 8(f).

Such waiver shall automatically, and without any action, notice, demand or any other occurrence, expire as of the end of the Waiver Period. Upon the expiration of the Waiver Period, (i) the Banks and the Agent shall retain all of the rights and remedies relating to the Specified Defaults, (ii) each Specified Defaults shall be reinstated and shall be in full force and effect for all periods including the monthly periods ended June 30, 1999 and July 31, 1999, and (iii) any obligations of the Banks to make Revolving Credit Loans, of the Swingline Bank to make Swingline Loans or of the Issuing Bank to issue, extend or renew Letters of Credit shall be subject to the terms and conditions set forth in the Credit Agreement, including, without limitation, the conditions precedent set forth in Section 5.2 thereof.

         2. Other Defaults. The waiver set forth in Section 1 shall apply only to the Specified Defaults. No waiver with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is granted hereby. Any obligation of the Banks to make Revolving Credit Loans, of the Swingline Bank to make Swingline Loans or of the Issuing Bank to issue, extend or renew any Letters of Credit shall at all times be subject to the satisfaction of the conditions precedent set forth in Section 5.2 of the Credit Agreement, exclusive, during the Waiver Period, of those conditions precedent relating to whether or not there are Specified Defaults. The Banks and the Agent shall, at all times, retain all of the rights and remedies in respect of any Default or Event of Default under the Credit Agreement other than, during the Waiver Period, the Specified Defaults.

         3. Limitations on Revolving Loans and Letters of Credit. The Borrower hereby agrees that during the Waiver Period it will not, without the prior written consent of the Banks, cause or permit the aggregate amount of all Revolving Credit Loans and Swingline Loans to exceed an amount equal to $23,500,000 plus an amount equal to the amount of any reduction in L/C Obligations outstanding as of August 5, 1999. The Borrower further agrees that during the Waiver Period (a) the Borrower will not request that the Issuing Bank issue or extend any Letter of Credit and (b) if the Borrower requests the Issuing Bank to renew any Letter of Credit, the Issuing Bank will have no obligation to do so.

         4. Confirmation of Obligations. The Borrower hereby confirms that the obligations of the Borrower arising under each of the Loan Documents to which it is a party, including Indebtedness consisting of Revolving Credit Loans, Swingline Loans and L/C Obligations, are included in the Obligations, constitute valid and binding obligations of the Borrower and are not subject to any claims or defenses whatsoever. Each Guarantor hereby confirms that the obligations of such Guarantor arising under each of the Loan Documents to which it is a party are included in the Obligations, constitute valid and binding obligations of such Guarantor and are not subject to any claims or defenses whatsoever.

         5. Release. The Borrower and each Guarantor, on the Borrower's and each Guarantors own behalf and on behalf of the Borrower's and each Guarantors successors and assigns, hereby waive, release and discharge the Agent and each Bank and all of the affiliates of the Agent and each Bank, and all of the directors, officers, employees, attorneys and agents of the Agent, each Bank and such affiliates, from any and all claims, demands, actions or causes of action (known and unknown) arising out of or in any way relating to the Loan Documents and any documents, agreements, dealings or other matters connected with the Credit Agreement, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof.

         6. Covenants. The Borrower and each Guarantor hereby agree that all of the covenants contained in Section 8 of the First Temporary Waiver shall remain in full force and effect.

         7. Representations and Warranties. The Borrower and each Guarantor hereby represent and warrant to the Agent as of the date hereof:

         (a) the execution, delivery and performance of this Waiver is within the corporate or other entity power of the Borrower or such Guarantor;

         (b) this Waiver has been duly authorized, executed and delivered by the Borrower or such Guarantor; and

         (c) this Waiver and the Credit Agreement and other Loan Documents to which it is a party constitute legal, valid and binding obligations of the Borrower or such Guarantor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

         8. Effectiveness. This Waiver shall become effective as of August 5, 1999, subject to the satisfaction of the following conditions on or prior to 5:00 p.m. Boston time on Friday, August 6, 1999:

         (a) receipt by the Agent of a counterpart of this Waiver, executed by each of the Borrower, the Guarantors, the Agent and the Banks; and

         (b) receipt by the Agent of evidence satisfactory to the Agent that the Liquidity Agreement termination date has been extended until September
27, 1999 from its current August 25, 1999 termination date.

         9. Costs and Expenses. The Borrower hereby agrees that all reasonable out-of-pocket costs and expenses of the Agent and its business, consulting and legal advisors, commercial finance examiners and appraisers shall be for the account of the Borrower, and the Borrower's obligations to reimburse the Agent therefor shall be included as an Obligation.

         10. Effect of Waiver. Except as expressly set forth herein, this Waiver does not constitute an amendment or waiver of any term or condition of the Credit Agreement or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Waiver shall be construed to imply a willingness on the part of the Banks to grant any similar or other future waivers of any of the terms and conditions of the Credit Agreement or the other Loan Documents. Nothing contained herein shall in any way prejudice, impair or effect any rights or remedies of the Agent and the Banks under the Credit Agreement or any other Loan Document. This Waiver shall constitute a Loan Document.

         11. Miscellaneous Provisions. (a) Except as otherwise expressly provided by this Waiver, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue in full force and effect, and that this Waiver and the Credit Agreement or, as the case may be, such other Loan Document shall be read and construed as one instrument. All references herein to the Credit Agreement include the terms, covenants and provisions of the First Temporary Waiver and the Second Temporary Waiver.

         (b) THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE OF CONNECTICUT (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Waiver may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Waiver it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Headings or captions used in this Waiver are for convenience of reference only and shall not define or limit the provisions hereof.

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Waiver as of the date first set forth above.

                        OUTSOURCE INTERNATIONAL, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: President

                        CAPITAL STAFFING FUND, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: President

                        OUTSOURCE FRANCHISING, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: President

                        SYNADYNE I, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: Vice President

                        SYNADYNE II, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: Vice President

                        SYNADYNE III, INC.


                        By: /s/ Paul M. Burrell
                            -----------------------
                                 Name: Paul M. Burrell
                                 Title: Vice President



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                                       -6-

                        SYNADYNE IV, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: Vice President

                        SYNADYNE V, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: Vice President

                        EMPLOYEES INSURANCE SERVICES, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: President

                        OUTSOURCE INTERNATIONAL OF AMERICA, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: President

                        MASS STAFF, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: President

                        STAFF ALL, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: President



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                                      -7-

                        OUTSOURCE OF NEVADA, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: President

                        EMPLOYMENT CONSULTANTS, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: President

                        X-TRA HELP, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: President

                        CO-STAFF, INC.


                        By: /s/ Paul M. Burrell
                            --------------------------
                                 Name: Paul M. Burrell
                                 Title: President


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                                      -8-

                        BANKBOSTON, N.A., individually and as Agent


                        By: /s/ C. Christopher Smith
                            -------------------------------
                                 Name: C. Christopher Smith
                                 Title: Vice President

                        COMERICA BANK


                        By: /s/ Martin G. Ellis
                            --------------------------
                                 Name: Martin G. Ellis
                                 Title: Vice President

                        LASALLE BANK N.A.


                        By: /s/ John J. McGuire
                            --------------------------
                                 Name: John J. McGuire
                                 Title: First Vice President

                        SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION


                        By: /s/ T. Michael Logan
                            ---------------------------
                                 Name: T. Michael Logan
                                 Title: Managing Director

                        FLEET NATIONAL BANK


                        By: /s/ Daniel D. Butler
                            ---------------------------
                                 Name: Daniel D. Butler
                                 Title: Vice President